                                                                      EXHIBIT 99

                                                       CASH FLOWS   PAGE 1 OF  2
CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: SEPTEMBER 1, 2002 THROUGH SEPTEMBER 30, 2002
ACCRUAL PERIOD: SEPT 16, 2002 THROUGH OCT 14, 2002
DISTRIBUTION DATE: OCT 15, 2002

                                                                 TRUST             SERIES          SERIES          SERIES
                                                                TOTALS             1996-1          1998-1          1999-2
                                                           ------------------  -----------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                               44,092,266.01 *    3,226,315.15    3,226,315.15    3,871,578.18
Principal Collections from Seller                                       0.00 *            0.00            0.00            0.00
Investment Income on Accounts                                      68,168.78          6,900.92        6,899.36        8,182.97
Balances in Principal Funding Accounts                                  0.00              0.00            0.00            0.00
Balances in Reserve Fund Accounts                              16,978,500.00      1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                     0.00              0.00            0.00            0.00
Balance in Yield Supplement Accounts                           17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                       0.00              0.00            0.00            0.00
                                                           ------------------  -----------------------------------------------
                   TOTAL AVAILABLE                             78,542,934.79      6,983,216.07    6,983,214.51    8,379,761.15
                                                           ==================  ===============================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders        12,425,807.78        788,691.25      766,538.47      944,012.83
Principal Due to Note/Certificateholders                                0.00              0.00            0.00            0.00
Principal to Funding Account                                            0.00              0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                        16,978,500.00      1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                               0.00              0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                    17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement & Reserve Account to Seller                            0.00 *            0.00            0.00            0.00
Service Fees to Seller                                          5,874,001.83 *      416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                             0.00 *            0.00            0.00            0.00
Excess Collections to Seller                                   25,860,625.18 *    2,027,858.16    2,050,009.38    2,435,748.32
Excess Funding Account Balance to Seller                                0.00 *            0.00            0.00            0.00
                                                           ------------------  -----------------------------------------------
                 TOTAL DISBURSEMENTS                           78,542,934.79      6,983,216.07    6,983,214.51    8,379,761.15
                                                           ==================  ===============================================
                        Proof                                           0.00              0.00            0.00            0.00
                                                           ==================  ===============================================


                                                              SERIES           SERIES            SERIES
                                                              1999-4           2000-A            2000-B
                                                           ----------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                              3,253,427.04    4,839,472.72      3,232,767.78
Principal Collections from Seller                                     0.00            0.00              0.00
Investment Income on Accounts                                     3,914.69       10,250.62          6,915.31
Balances in Principal Funding Accounts                                0.00            0.00              0.00
Balances in Reserve Fund Accounts                             1,750,000.00    2,625,000.00      1,753,500.00
Balances in Excess Funding Accounts                                   0.00            0.00              0.00
Balance in Yield Supplement Accounts                                  0.00    3,000,000.00      2,004,000.00
Other Adjustments                                                     0.00            0.00              0.00
                                                           ----------------------------------------------------
                   TOTAL AVAILABLE                            5,007,341.73   10,474,723.35      6,997,183.09
                                                           ====================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders       2,679,166.67    1,161,891.04        768,071.55
Principal Due to Note/Certificateholders                              0.00            0.00              0.00
Principal to Funding Account                                          0.00            0.00              0.00
Move Funds to the Reserve Fund Accounts                       1,750,000.00    2,625,000.00      1,753,500.00
Move Funds to the Excess Funding Accounts                             0.00            0.00              0.00
Move Funds to the Yield Supplement Accounts                           0.00    3,000,000.00      2,004,000.00
Yield Supplement & Reserve Account to Seller                          0.00            0.00              0.00
Service Fees to Seller                                          416,666.67      625,000.00        417,500.00
Defaulted Amounts to Seller                                           0.00            0.00              0.00
Excess Collections to Seller                                    161,508.39    3,062,832.31      2,054,111.54
Excess Funding Account Balance to Seller                              0.00            0.00              0.00
                                                           ----------------------------------------------------
                 TOTAL DISBURSEMENTS                          5,007,341.73   10,474,723.35      6,997,183.09
                                                           ====================================================
                        Proof                                         0.00            0.00              0.00
                                                           ====================================================

                                                           TO: JOHN BOBKO/ALLISON CLAN        FROM: PAUL GEKIERE
--------------------------------------------------------       THE BANK OF NEW YORK           DAIMLERCHRYSLER
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:                  (212) 815-4389/6372            (248) 512-2758
                                        (1,642,361.00)
---------------------------------------------------------

                                                       CASH FLOWS   PAGE 2 OF  2

   SERIES          SERIES          DCMOT
   2000-C          2001-A          2002-A           OTHER
---------------------------------------------------------------
  3,226,315.15   6,452,630.30    12,763,444.54            0.00
          0.00           0.00             0.00
      6,900.92      13,800.34         4,403.64
          0.00           0.00             0.00
  1,750,000.00   3,500,000.00             0.00
          0.00           0.00             0.00
  2,000,000.00   4,000,000.00             0.00
          0.00           0.00             0.00            0.00
---------------------------------------------------------------
  6,983,216.07  13,966,430.63    12,767,848.19            0.00
===============================================================


    762,510.69   1,520,993.61     3,033,931.67

          0.00           0.00             0.00
          0.00           0.00             0.00
  1,750,000.00   3,500,000.00             0.00
          0.00           0.00             0.00
  2,000,000.00   4,000,000.00             0.00
          0.00           0.00             0.00
    416,666.67     833,333.33     1,831,501.83
          0.00           0.00             0.00
  2,054,038.72   4,112,103.69     7,902,414.69            0.00
          0.00           0.00             0.00
---------------------------------------------------------------
  6,983,216.07  13,966,430.63    12,767,848.19            0.00
===============================================================
          0.00           0.00             0.00            0.00
===============================================================


--------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:

             Chrysler                                          $0.00
             Investment Income                             68,168.78
             Collection Account                        14,000,000.00 *
             Reserve & Yield Accounts                           0.00
             Balance in Excess Funding Account                  0.00
                                                      $14,068,168.78
     2. Distribute funds to:
             Series Note/Certificate Holders          $12,425,807.78
             Chrysler                                   1,642,361.00
             Trust Deposit Accounts                             0.00

                                                      $14,068,168.78

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
--------------------------------------------------------------------------------